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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported)               April 15, 1999

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                              Just For Feet, Inc.
________________________________________________________________________________


            (Exact name of registrant as specified in its charter)


Delaware                              0-23570                52-2098043
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(State or other jurisdiction  (Commission File Number)  (IRS Employer
of incorporation)                                       Identification No.)



7400 Cahaba Valley Road, Birmingham, Alabama                   35242
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(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code         (205) 408-3000

                                      N/A
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         (Former name or former address, if changed since last report)

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Item 5.  Other Events.
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     On April 16, 1999, the Registrant issued a press release announcing the completion of the sale of $200.0 million of 11% Senior Subordinated Notes due 2009 to qualified institutional buyers. A copy of the press release is filed herewith as Exhibit 99.1.


Item 7.   Financial Statements and Exhibits.
------    ---------------------------------

         (a)  Financial Statements:  None
         (b)  Pro Forma Financial Statements:  None
         (c)  Exhibits.  The following exhibits are filed with this Report:

              99.1 - Press Release of the Registrant (April 16, 1999)

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                    JUST FOR FEET, INC.



                                    By:/s/ Eric L. Tyra
                                       ----------------------------------------
                                       Name:  Eric L. Tyra
                                       Title: Executive Vice President and Chief
                                              Financial Officer

Dated: April 16, 1999